As filed with the Securities and Exchange Commission on April 29, 2002. Registration No. 333-49044.

==============================================================================

             U.S. Securities and Exchange Commission
                      Washington, D.C. 20549


             Form SB-2 Post Effective Amendment No. 2


      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       SANGUINE CORPORATION
                       --------------------
          (Name of small business issuer in its charter)

         Nevada                           2835                 95-4347608
         ------                           ----                 ----------
(State or jurisdiction of     (Primary Standard Industrial  (I.R.S. Employer
incorporation or organization) Classification Code Number) Identification No.)

                          101 East Green Street, #11
                          Pasadena, California 91105
                               (626) 405-0079
                               --------------
         (Address and telephone number of principal executive offices)

                          101 East Green Street, #11
                          Pasadena, California 91105
                          --------------------------
                  (Address of principal place of business
                  or intended principal place of business)

                            Thomas C. Drees, Ph.D.
                          101 East Green Street, #11
                          Pasadena, California 91105
                          --------------------------
          (Name, address and telephone number of agent for service)

                               Copies to:
                       Branden T. Burningham, Esq.
                     455 East 500 South, Suite 205
                       Salt Lake City, Utah 84111
                             (801) 363-7411

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     The undersigned Registrant files this Post-Effective Amendment No. 2 to remove from registration the following securities which remained unsold at the completion of the offering to which this registration statement relates:
2,004,940 presently outstanding shares of common stock and 1,799,567 shares of common stock underlying warrants.



                            SIGNATURES
                            ----------

     In accordance with the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing of Form SB-2 and authorized this registration statement to be signed on its behalf by the undersigned in the City of Pasadena, State of California, on April 29, 2002.


                                       SANGUINE CORPORATION



Date:  4/29/02                         By /s/ Thomas C. Drees
      ------------                       -------------------------------------
                                         Thomas C. Drees, Ph.D., MBA
                                         Chairman, CEO and President


     In accordance with the requirements of the Securities Act, this registration statement was signed by the following persons in the capacities and on the dates stated.

Date:  4/29/02                            /s/ Thomas C. Drees
      ------------                       -------------------------------------
                                         Thomas C. Drees, Ph.D., MBA
                                         Chairman, CEO and President


Date:  4/29/02                            /s/ Anthony G. Hargreaves
      ------------                       -------------------------------------
                                         Anthony G. Hargreaves, Vice Chairman,
                                         Vice President, Secretary/Treasurer
                                         and Director


Date:  4/29/02                            /s/ David E. Nelson
      ------------                       ------------------------------------
                                         David E. Nelson, CPA
                                         CFO and Director